EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MyDx, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the quarter ended September 30, 2018, as filed with the Securities and Exchange Commission (the “Report”), Matthew Bucciero, Chief Executive Officer and Chief Financial Officer, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to her knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 7, 2019

/s/ Matthew Bucciero